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                                       FORM 8-K



                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549



                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                           Date of Report (Date of Earliest
                           Event Reported):  October 3, 1995




                                 GIBSON GREETINGS, INC.
                (Exact name of registrant as specified in its charter)

            Delaware                 0-11902               52-1242761
          (State or other          (Commission           (IRS Employer
          jurisdiction of          File Number)         Identification No.)
          incorporation)



                        2100 Section Road, Cincinnati, Ohio  45237
                         (Address of principal executive offices)




          Registrant's telephone number, including area code:(513) 841-6600

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                       INFORMATION TO BE INCLUDED IN THE REPORT


          Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

          Item 5.   Other Events

          The press release of Gibson Greetings, Inc., (the "Company"), dated October 3, 1995, announcing the signing of a definitive agreement to sell the Company's wholly-owned gift wrap subsidiary, Cleo, Inc., to CSS Industries, Inc.,is filed as an exhibit to and incorporated by reference in this Current Report on Form 8-K.



          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits

               Number         Description

                 99           Press Release dated October 3, 1995



















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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:  October 6, 1995                    GIBSON GREETINGS, INC.


                                                    /s/William L. Flaherty

                                                    William L. Flaherty
                                                    Vice President - Finance
                                                    Chief Financial Officer


































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